UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2025

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2025, Simmons First National Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc. and Morgan Stanley & Co. LLC as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell $325 million in aggregate principal amount of subordinated notes (the “Notes”), to the Underwriters (the “Offering”).

The Notes sold in the Offering shall, from and including the date of original issuance to, but excluding, October 1, 2030, or the date of earlier redemption (the “fixed rate period”), bear interest at an initial rate of 6.25% per annum, payable semi-annually in arrears on April 1 and October 1 of each year (each, a “fixed rate interest payment date”), commencing on April 1, 2026. The last fixed rate interest payment date for the fixed rate period will be October 1, 2030. From and including October 1, 2030 to, but excluding, the Maturity Date or the date of earlier redemption (the “floating rate period”), the Notes will bear interest at a floating rate per annum equal to the Benchmark rate, which is expected to be Three-Month Term SOFR (each as defined in the Notes), plus 302 basis points for each quarterly interest period during the floating rate period, payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year (each, a “floating rate interest payment date,” and, together with the fixed rate interest payment dates, the “interest payment dates”), commencing on January 1, 2031. Notwithstanding the foregoing, if the Benchmark rate is less than zero, the Benchmark rate shall be deemed to be zero.

The Company may redeem some or all of the Notes, at its option, in whole or in part, beginning with the interest payment date of October 1, 2030, and on any interest payment date thereafter, at a redemption price in cash equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption. At the Company’s option, the Company may also redeem all of the Notes upon the occurrence of certain specified events at the redemption prices provided therein, plus accrued and unpaid interest on the Notes to, but excluding, the date of redemption.

The net proceeds to the Company from the Offering are expected to be approximately $321.3 million after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the proceeds from the Offering, along with cash on hand, to repay in full the Company’s outstanding $330 million principal amount of the 5.00% Fixed-to-Floating Rate Subordinated Notes due 2028 (the “2028 Notes”), and for general corporate purposes.

The Offering was made pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-279502), which was previously filed with the Securities and Exchange Commission and automatically effective as of May 17, 2024, as supplemented by a prospectus supplement, dated September 9, 2025.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement. The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 9, 2025, the Company issued a press release announcing the pricing for the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for informational purposes.

The information in this Current Report on Form 8-K, including in Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report, including Exhibit 99.1, contains statements related to the Offering that are not based on historical facts and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding the anticipated use of the proceeds of the Offering and the repayment of the 2028 Notes. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “foresee,” “intend,” “indicate,” “likely,” “target,” “plan,” “positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” by variations of such words, or by similar expressions.

By nature, such forward-looking statements are based on various assumptions and involve inherent risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Among other risks, there can be no guarantee that the board of directors of Simmons will redeem the 2028 Notes in full or in part. Additional information on other risk factors that could affect the forward-looking statements is included in the Company’s annual report on Form 10-K for the year ended December 31, 2024, the Company’s quarterly report on Form 10-Q for the three months ended June 30, 2025, and other reports that the Company has filed with or furnished to the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this Current Report, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed or furnished herewith:

Exhibit No.	Document
1.1	Underwriting Agreement, dated September 9, 2025, by and between Simmons First National Corporation and Keefe, Bruyette & Woods, Inc. and Morgan Stanley & Co. LLC.
99.1	Press Release dated September 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ James M. Brogdon
Date: September 9, 2025	James M. Brogdon President